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                           8,600,000 Shares
                              NBTY, INC.

                             Common Stock

                        UNDERWRITING AGREEMENT
                        ----------------------
                                                                   June 30, 1998

SMITH BARNEY INC.
LEHMAN BROTHERS INC.
ADAMS, HARKNESS & HILL, INC.
RAYMOND JAMES & ASSOCIATES, INC.
PIPER JAFFRAY INC.
c/o      SMITH BARNEY INC.
         388 Greenwich Street
         New York, New York  10013

Dear Sirs:

                   NBTY, Inc., a Delaware corporation (the "Company"), and the Persons named in Schedule II hereto (the "Selling Stockholders"), propose to sell to the underwriters named in Schedule I hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, 8,600,000 shares of Common Stock, par value $.008 per share ("Common Stock"), of the Company (said shares to be issued and sold by the Company and shares to be sold by the Selling Stockholders collectively being hereinafter called the "Firm Shares"). The Company and the Selling Stockholders also propose to grant to the Underwriters an option to purchase up to 1,290,000 additional shares of Common Stock (the "Additional Shares"; the Additional Shares, together with the Firm Shares, being hereinafter called the "Shares"). To the extent there are no additional Underwriters listed on Schedule I other than you, the term Representatives as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires.

                   1. Registration Statement and Prospectus. The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement (file number 333-52251) on Form S-3, including related preliminary Prospectus, for the registration under the Securities Act of 1933, as amended (the" Act") of the offering and sale of the Shares. The Company may have filed one or more amendments thereto, including the related preliminary Prospectus, each of which has previously been furnished to you. The Company will next file with the Commission either (A) prior to the Effective Date of such registration statement, a further amendment to such registration statement (including the form of final prospectus) or (B) after the Effective Date of such registration statement, the final Prospectus in accordance with Rules 430A and 424(b)(1), (3) or (4). In the case of clause (B), the Company has included in such registration statement, as amended at the Effective Date, all information (other than, at the option of the Company, information permitted to be omitted pursuant to Rule 430A Information) required by the Act and the rules thereunder to be included in such

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                                     -2-

registration statement and the Prospectus. As filed, such amendment and form of final prospectus, or such final prospectus (the "Registration Statement"), shall contain all Rule 430A information, together with all other such required information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the date and time that this Agreement is executed and delivered by the parties hereto (the "Execution Time") or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Prepricing Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. For the purposes of this Agreement, "Effective Date" means each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any registration statement filed pursuant to Rule 462(b) relating to the offering covered by the initial registration statement became or become effective. The term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement, or, if the prospectus included in the Registration Statement omits information in reliance on Rule 430A under the Act and such information is included in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act, the term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement as supplemented by the addition of the Rule 430A information contained in the prospectus filed with the Commission pursuant to Rule 424(b). As used herein, the "Prepricing Prospectus" shall mean any preliminary prospectus with respect to the offering of the Shares referred to herein and any preliminary prospectus with respect to the offering of the Shares included in the Registration Statement at the Effective Date that omits information permitted to be omitted pursuant to Rule 430A; and the Prepricing Prospectus. Any reference in this Agreement to the registration statement, the Registration Statement, any Prepricing Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act. As used herein, the term "Incorporated Documents" means the documents which are incorporated by reference into the registration statement, the Registration Statement, any Prepricing Prospectus, the Prospectus, or any amendment or supplement thereto. For the purposes of this Agreement, "Rule 424," "Rule 430A" and "Rule 462" refer to such rules under the Act.

                   2. Agreements to Sell and Purchase. Subject to such adjustments as the Underwriters may determine in order to avoid fractional shares, the Company hereby agrees, subject to all the terms and conditions set forth herein, to issue and sell to each Underwriter and, upon the basis of the representations, warranties and agreements of the Company and the Selling Stockholders herein contained and subject to all the terms and conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of $18.00 per share (the "purchase price per share"), the number of Firm Shares which bears the same proportion to the aggregate number of Firm Shares to be issued and sold by the Company as the number of Firm Shares set forth opposite the name of such Underwriter in
Schedule I hereto (or such number of Firm Shares increased as set forth in Section 13 hereof) bears to the aggregate number of Firm Shares to be sold by the Company and the Selling Stockholders.

                   Subject to such adjustments as you may determine in order to avoid fractional shares, each Selling Stockholder agrees, subject to all the terms and conditions set forth herein, to sell to each Underwriter and, upon the basis of the representations, warranties and agreements of the Company and the Selling Stockholders herein contained and subject to all the terms and conditions set forth herein, each Underwriter, severally and not jointly, agrees to purchase from each Selling Stockholder at the purchase price per share that number of Firm Shares which bears the same proportion to the number of Firm Shares to be sold by such Selling Stockholder as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number of Firm Shares increased as set forth in Section 13 hereof) bears to the aggregate number of Firm Shares to be sold by the Company and the Selling Stockholders.

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                                 -3-

                   The Company also agrees, subject to all the terms and conditions set forth herein, to sell to each Underwriter, and, upon the basis of the representations, warranties and agreements of the Company and the Selling Stockholders herein contained and subject to all the terms and conditions set forth herein, each Underwriter shall have the right to purchase from the Company, at the purchase price per share, pursuant to an option (the "over-allotment option") which may be exercised at any time and from time to time prior to 9:00 P.M., New York City time, on the 30th day after the date of the Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the NASDAQ National Market is open for trading), up to an aggregate of 450,000 Additional Shares from the Company. Additional Shares may be purchased only for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. Upon any exercise of the over-allotment option, each Underwriter, severally and not jointly, agrees to purchase from the Company the number of Additional Shares (subject to such adjustments as the Underwriter may determine in order to avoid fractional shares) which bears the same proportion to the number of Additional Shares to be sold by the Company as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number of Firm Shares increased as set forth in Section 14 hereof) bears to the aggregate number of Firm Shares to be sold by the Company and the Selling Stockholders.

                   The Selling Stockholders also agree, subject to all the terms and conditions set forth herein, to sell to each Underwriter, and, upon the basis of the representations, warranties and agreements of the Company and the Selling Stockholders herein contained and subject to all the terms and conditions set forth herein, each Underwriter shall have the right to purchase from the Selling Stockholders, at the purchase price per share, pursuant to an option (the "over-allotment option") which may be exercised at any time and from time to time prior to 9:00 P.M., New York City time, on the 30th day after the date of the Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the NASDAQ National Market is open for trading), up to an aggregate of 840,000 Additional Shares from the Selling Stockholders. Additional Shares may be purchased only for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. Upon any exercise of the over-allotment option, each Underwriter, severally and not jointly, agrees to purchase from the Selling Stockholders the number of Additional Shares (subject to such adjustments as the Underwriter may determine in order to avoid fractional shares) which bears the same proportion to the number of Additional Shares to be sold by such Selling Stockholder as the number of Firm Shares set forth opposite the name of such Underwriter in
Schedule I hereto (or such number of Firm Shares increased as set forth in Section 13 hereof) bears to the aggregate number of Firm Shares to be sold by the Company and the Selling Stockholders.

                   Certificates in transferable form for the Shares (including any Additional Shares) that each of the Selling Stockholders agrees to sell pursuant to this Agreement have been placed in custody with the Company as custodian (the "Custodian") for delivery under this Agreement pursuant to the custody agreement (the "Custody Agreement") executed by each of the Selling Stockholders. Each Selling Stockholder agrees that (i) the Shares represented by the certificates held in custody pursuant to the Custody Agreement are subject to the interests of the Underwriters, the Company and each other Selling Stockholder, (ii) the arrangements made by the Selling Stockholders for such custody are, except as specifically provided in the Custody Agreement, irrevocable, and (iii) the obligations of the Selling Stockholders hereunder and under the Custody Agreement shall not be terminated by any act of such Selling Stockholder or by operation of law, whether by the death or incapacity of any Selling Stockholder or the occurrence of any other event or, if the Selling Stockholder is not a natural person, upon any dissolution, winding up, distribution of assets or other event affecting the legal existence of such Selling Stockholder. If any Selling Stockholder shall die or be incapacitated or if any other event shall occur before the delivery of the Shares hereunder or if the Selling Stockholder is not a natural person, shall dissolve, wind up, distribute assets or if any other event affecting the legal existence of such Selling Stockholder shall occur before the delivery of the Shares hereunder, certificates for the Shares of such Selling Stockholder

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                                 -4-

shall be delivered to the Underwriters by the Custodian in accordance with the terms and condition of this Agreement and the Custody Agreement as if such death or incapacity, dissolution, winding, distribution of assets or other event had not occurred, regardless of whether or not the Custodian or any Underwriter shall have received notice of such death, incapacity, dissolution, winding up or distribution of assets or other event. The Custodian is authorized, on behalf of each of the respective Selling Stockholders, to make delivery of the certificates for such Shares and to take such other action as may be necessary or desirable in connection with the transactions contemplated by this Agreement. The Custodian agrees to perform its duties under the Custody Agreement.

                   3. Terms of Public Offering. The Company and the Selling Stockholders have been advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable and initially to offer the Shares upon the terms set forth in the Prospectus.

                   4. Delivery of the Shares and Payment Therefor. Delivery to the Underwriters of and payment for the Firm Shares shall be made at the office of Smith Barney Inc., 388 Greenwich Street, New York, NY 10013, at 10:00 A.M., New York City time, on July 7, 1998 (the "Closing Date"). The place of closing for the Firm Shares and the Closing Date may be varied by agreement among the Representatives, the Company and the Selling Stockholders.

                   Each Selling Stockholder will pay all applicable state transfer taxes, if any, involved in the transfer to the several Underwriters of the Shares to be purchased by them from such Selling Stockholder and the respective Underwriters will pay any additional stock transfer taxes involved in further transfers.

                   Delivery to the Underwriters of and payment for any Additional Shares to be purchased by the Underwriters shall be made at the aforementioned office of Smith Barney Inc. at such time on such date (the "Option Closing Date"), which may be the same as the Closing Date but shall in no event be earlier than the Closing Date nor earlier than two nor later than ten business days after the giving of the notice hereinafter referred to, as shall be specified in a written notice from you on behalf of the Underwriters to the Company and the Selling Stockholders of the Underwriters' determination to purchase a number, specified in such notice, of Additional Shares. The place of closing for any Additional Shares and the Option Closing Date for such Shares may be varied by agreement among you, the Company and the Selling Stockholders.

                   Certificates for the Firm Shares and for any Additional Shares to be purchased hereunder shall be registered in such names and in such denominations as you shall request prior to 9:30 A.M., New York City time, on the second business day preceding the Closing Date or any Option Closing Date, as the case may be. Such certificates shall be made available to you in New York City for inspection and packaging not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and any Additional Shares to be purchased hereunder shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, against payment of the purchase price therefor in immediately available funds.

                   5. Offering by the Underwriters. It is understood that the several Underwriters propose to offer the Shares for sale to the public as set forth in the Prospectus.

                   6. Agreements of the Company. The Company agrees with the several Underwriters as follows:

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                                 -5-

         (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, the Company will endeavor to cause the Registration Statement or such post-effective amendment to become effective as soon as possible and will advise you promptly and, if requested by you, will confirm such advice in writing, when it receives notice that the Registration Statement or such post-effective amendment has become effective.

         (b) The Company will advise you promptly and, if requested by you, will confirm such advice in writing: (i) of any request by the Commission for amendment of or a supplement to the Registration Statement, any Prepricing Prospectus or the Prospectus or for additional information; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iii) within the period of time referred to in paragraph (f) below, of any change in the Company's condition (financial or other), business, prospects, properties, net worth or results of operations, or of the happening of any event, which makes any statement of a material fact made in the Registration Statement or the Prospectus (as then amended or supplemented) untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus (as then amended or supplemented) in order to state a material fact required by the Act or the regulations thereunder to be stated therein or necessary in order to make the statements therein not misleading, or of the necessity to amend or supplement the Prospectus (as then amended or supplemented) to comply with the Act or any other law. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible time.

         (c) The Company will furnish to you, without charge, (i) six signed copies of the registration statement as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits to the registration statement, (ii) such number of conformed copies of the registration statement as originally filed and of each amendment thereto, but without exhibits, as you may request, (iii) such number of copies of the Incorporated Documents, without exhibits, as you may request, and (iv) six copies of the exhibits to the Incorporated Documents.

         (d) The Company will not (i) file any amendment to the Registration Statement or make any amendment or supplement to the Prospectus of which you shall not previously have been advised or to which you shall object after being so advised or (ii) so long as, in the opinion of counsel for the Underwriters, a Prospectus is required to be delivered in connection with sales by any Underwriter or dealer, file any information, documents or reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") without delivering a copy of such information, documents or reports to you as representatives of the Underwriters, prior to or concurrently with such filing.

         (e) Prior to the execution and delivery of this Agreement, the Company has delivered to you, without charge, in such quantities as you have requested, copies of the form of the Prepricing Prospectus. The Company consents to the use, in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the several Underwriters and by dealers, prior to the date of the Prospectus, of each Prepricing Prospectus so furnished by the Company.

         (f) As soon after the execution and delivery of this Agreement as possible and thereafter from time to time for such period as in the opinion of counsel for the Underwriters a prospectus is re-

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                                 -6-

    quired by the Act to be delivered in connection with sales by any Underwriter or dealer, the Company will expeditiously deliver to each Underwriter and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as you may request. The Company consents to the use of the Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the several Underwriters and by all dealers to whom Shares may be sold, both in connection with the offering and sale of the Shares and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer. If during such period of time any event shall occur that in the judgment of the Company or in the opinion of counsel for the Underwriters is required to be set forth in the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with the Act or any other law, the Company will forthwith prepare and, subject to the provisions of paragraph (d) above, file with the Commission an appropriate supplement or amendment thereto, and will expeditiously furnish to the Underwriters and dealers a reasonable number of copies thereof. In the event that the Company and you, as Representatives of the several Underwriters, agree that the Prospectus should be amended or supplemented, the Company, if requested by you, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement.

         (g) The Company will cooperate with you and with counsel for the Underwriters in connection with the registration or qualification of the Shares for offering and sale by the several Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions as you may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject.

         (h) The Company will make generally available to its security holders a consolidated earnings statement, which need not be audited, covering a twelve-month period commencing after the effective date of the Registration Statement and ending not later than 15 months thereafter, as soon as practicable after the end of such period, which consolidated earnings statement shall satisfy the provisions of Section ll(a) of the Act.

         (i) During the period of three years hereafter, the Company will furnish to you (i) as soon as available, a copy of each report of the Company mailed to stockholders or filed with the Commission and (ii) from time to time such other information concerning the Company as you may request.

         (j) If this Agreement shall terminate or shall be terminated after execution pursuant to any provisions hereof (otherwise than by notice given by you terminating this Agreement pursuant to Section 13 or Section 14 hereof) or if this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Company or the Selling Stockholders to comply with the terms or fulfill any of the conditions of this Agreement, the defaulting party (the Company and/or the Selling Stockholders, as the case may be) agrees to reimburse the Representatives for all out-of-pocket expenses (including reasonable fees and expenses of counsel for the Underwriters) incurred by you in connection herewith.

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                                     -7-

         (k) The Company will apply the net proceeds from the sale of the Shares substantially in accordance with the description set forth in the Prospectus.

         (l) If Rule 430A of the Act is employed, the Company will timely file the Prospectus pursuant to Rule 424(b) under the Act and will advise you of the time and manner of such filing.

         (m) The Company will not, directly or indirectly, sell, grant any option or warrant for the sale of, register, loan, pledge, grant any rights with respect to contract to sell or otherwise dispose of any Common Stock, or any securities convertible into or exercisable or exchangeable for Common Stock (including, without limitations, any of the economic attributes thereof), for a period of 270 days after the date of the Prospectus, without the prior written consent of Smith Barney Inc., except for sales to the Underwriters pursuant to this Agreement; provided, however, that the Company may issue and sell Common Stock pursuant to the Company's Employee Stock Ownership Plan as in effect at the Execution Time.

         (n) The Company has furnished or will furnish to the Underwriters "lock-up" letters, in form and substance satisfactory to you, signed by each of its current officers and directors and by each of the Selling Stockholders to the effect that they will not, for a period of 120 days, in the case of the current officers and directors, and 270 days, in the case of the Selling Stockholders, following the Execution Time, without the prior written consent of Smith Barney Inc., offer, sell or contract to sell, or otherwise dispose of (or enter into any transaction which is designed to, or could be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise), directly or indirectly or announce the offering of) any other shares of Common Stock or any securities convertible into, or exchangeable for, shares of Common Stock.

         (o) For a period of 270 days following the Execution Time, the Company will not, without your prior written consent, as Representatives to the Underwriters, release or waive any of the obligations of its stockholders pursuant to any agreements between the Company and its stockholders which restrict the transfer, encumbrance, offer or disposal of the Company's securities.

         (p) Except as stated in this Agreement and in the Prepricing Prospectus and Prospectus, the Company has not taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

         (q) The Company will use its best efforts to have the shares of Common Stock which it agrees to sell under this Agreement approved for inclusion on the NASDAQ National Market on or before the Closing Date.

                   7. Agreements of the Selling Stockholders. Each Selling Stockholder agrees with the Underwriters as follows:

         (a) Such Selling Stockholder (in his capacity as such) will reasonably cooperate to the extent necessary to cause the registration statement or any post-effective amendment thereto to become effective.

         (b) Such Selling Stockholder will pay all Federal and other taxes, if any on the transfer or sale of the Shares being sold by such Selling Stockholder to the Underwriters.

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                                 -8-

         (c) Such Selling Stockholder in his capacity as such will do or perform all things required to be done or performed by such Selling Stockholder prior to the Closing Date in accordance with the express terms hereof to satisfy all conditions precedent to the delivery of the Shares to be sold by such Selling Stockholder pursuant to this Agreement.

         (d) Except as stated in this Agreement and in the Prepricing Prospectus and the Prospectus, such Selling Stockholder has not taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

         (e) Such Selling Stockholder will advise you promptly, and if requested by you, will confirm such advice in writing, within the period of time referred to in Section 6(f) hereof, of any change in information relating to such Selling Stockholder that suggests that any statement made in the Registration Statement or the Prospectus (as then amended or supplemented, if amended or supplemented) relating to such Selling Stockholder is or may be untrue or that the statements in the Registration Statement or Prospectus (as then amended or supplemented, if amended or supplemented) relating to such Selling Stockholder omits or may omit to state a material fact or a fact necessary to be stated therein in order to make the statements therein not misleading.

         (f) Such Selling Stockholder has furnished or will furnish to the Underwriters a "lock-up" letter, in form and substance satisfactory to you, to the effect that such Selling Stockholder agrees that, until such date which is 270 days after the Closing Date, without the prior written consent of Smith Barney Inc., as Representative to the Underwriters, such Selling Stockholder will not, directly or indirectly, offer, sell, contract to sell, grant any option or warrant for the sale of, register, loan, pledge, grant any rights with respect to, or otherwise transfer or dispose of any shares of capital stock, including, without limitation, Common Stock which now or hereafter may be deemed to be beneficially owned by such Selling Stockholder.

                   8. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter that:

         (a) Each Prepricing Prospectus included as part of the registration statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the provisions of the Act; except that this representation and warranty does not apply to statements in or omissions from such Prepricing Prospectus (or any amendment or supplement thereto) made in reliance upon and in conformity with information relating to any Selling Stockholder or to any Underwriter furnished to the Company in writing by an Underwriter through the Representatives expressly for use therein. The Commission has not issued any order preventing or suspending the use of any Prepricing Prospectus.

         (b) The Company meets the requirements for the use of Form S-3 under the Act. The registration statement in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective and the prospectus and any supplement or amendment thereto when filed with the Commission under Rule 424(b) under the Act, complied or will comply in all material respects with the provisions of the Act and did not or will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; except that this representation and warranty does not apply to statements in or omissions from the registration statement or the

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                                 -9-

    prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by or on behalf of any Underwriter expressly for use therein.

         (c) The Incorporated Documents, when they were filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), complied in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder.

         (d) All the outstanding shares of Common Stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and are free of any preemptive or similar rights; the Shares to be issued and sold by the Company have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights; and the capital stock of the Company conforms to the description thereof in the Registration Statement and the Prospectus.

         (e) The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and the Subsidiaries (as hereinafter defined) taken as a whole (a "Material Adverse Effect").

         (f) All the Company's subsidiaries (collectively, the "Subsidiaries") are listed in an exhibit to the Registration Statement.
    Each Subsidiary is a corporation duly organized, validly existing and in good standing in the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of such Subsidiary; all the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and are owned by the Company directly, or indirectly through one of the other Subsidiaries, free and clear of any lien, adverse claim, security interest, equity or other encumbrance.

         (g) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened, against the Company or any of the Subsidiaries, or to which the Company or any of the Subsidiaries, or to which any of their respective properties is subject, that are required to be described in the Registration Statement or the Prospectus but are not described as required, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement or any Incorporated Document that are not described or filed as required by the Act or the Exchange Act. The descriptions of the terms of any such contracts or documents contained in the Registration Statement or the Prospectus are correct in all material respects.

         (h) Neither the Company nor any of the Subsidiaries is (i) in violation of its certificate or articles of incorporation or by-laws, or other organizational documents, (ii) in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Subsidiaries or of any decree of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries, or (iii) in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound; except, in the case of clauses (ii) and (iii) above, for any such violation or default which, together with all other such violations and defaults then existing, would not have a Material Adverse Effect.

         (i) Neither the issuance and sale of the Shares, the execution, delivery or performance of this Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby and thereby (i) requires any consent, approval, authorization or other order of or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required for the registration of the Shares under the Act and the Exchange Act and compliance with the securities or Blue Sky laws of various jurisdictions, all of which have been or will be effected in accordance with this Agreement) or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate or articles of incorporation or bylaws, of the Company or any of the Subsidiaries or (ii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, or violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Company or any of the Subsidiaries or any of their respective properties, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject.

         (j) The accountants, Coopers & Lybrand, L.L.P., who have certified or shall certify the financial statements included or incorporated by reference in the Registration Statement and the Prospectus (or any amendment or supplement thereto) are independent public accountants as required by the Act.

         (k) The financial statements, together with related schedules and notes, included or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations, cash flows and changes in financial position of the Company and the Subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data included or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement thereto) are accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company and the Subsidiaries.

         (l) The execution and delivery of, and the performance by the Company of its obligations under, this Agreement have been duly and validly authorized by the Company, and this Agreement has been duly executed and delivered by the Company and constitutes the valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except (i) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (ii) the remedy of specific performance and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which the proceedings may be brought and (iii) rights to indemnity and contribution hereunder or thereunder may be limited by federal or state securities laws or the public policy underlying such laws.

         (m) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement thereto), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), neither the Company nor any of the Subsidiaries has incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Company and the Subsidiaries taken as a whole, and there has not been any change in the capital stock, or material increase in the short-term debt or long-term debt, of the Company or any of the Subsidiaries, or any development having or which may reasonably be expected to have, a Material Adverse Effect.

         (n) Each of the Company and the Subsidiaries has good and marketable title to all property (real and personal) described in the Prospectus as being owned by it, free and clear of all liens, claims, security interests or other encumbrances except such as are described in the Registration Statement and the Prospectus or in a document included as an exhibit to the Registration Statement and all the property described in the Prospectus as being held under lease by each of the Company and the Subsidiaries is held by it under valid, subsisting and enforceable leases with only such exceptions as in the aggregate are not materially burdensome and do not interfere in any material respect with the conduct of the business of the Company and the Subsidiaries, taken as a whole.

         (o) The Company has not distributed and, prior to the later to occur of (i) the Closing Date or the Option Closing Date, as the case may be, and (ii) completion of the distribution of the Shares, will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the Prepricing Prospectus, the Prospectus or other materials, if any, permitted by the Act.

         (p) The Company and each of the Subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its respective properties and to conduct its business in the manner described in the Prospectus, subject to such qualifications as may be set forth in the Prospectus; the Company has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit, subject in each case to such qualification as may be set forth in the Prospectus; and, except as described in the Prospectus, none of such permits contains any restriction that is materially burdensome to the Company or any of its Subsidiaries.

         (q) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization;
    (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and
    (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (r) To the Company's knowledge, neither the Company nor any of its Subsidiaries nor any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.

         (s) The Company and each of the Subsidiaries have filed all foreign, federal, state and local tax returns required to be filed, which returns are complete and correct, and neither the Company nor any Subsidiary is in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto.

         (t) Except as disclosed in the Registration Statement and the Prospectus, no holder of any security of the Company (other than the Selling Stockholders) has any right to require registration of shares of Common Stock or any other security of the Company because of the filing of the registration statement or consummation of the transactions contemplated by this Agreement.

         (u) The Company and the Subsidiaries own or possess all patents, trademarks, trademark registration, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Prospectus as being owned by them or any of the them or necessary for the conduct of their respective businesses, and the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company and the Subsidiaries with respect to the foregoing.

         (v) The Company is not now, and after sale of the Shares and application of the net proceeds from such sale as described in the Prospectus under the caption "Use of Proceeds" will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         (w) The Company has complied with all provisions of Florida Statutes, 517.075, relating to issuers doing business with Cuba.

                   9. Representations and Warranties of the Selling Stockholders. Each Selling Stockholder represents and warrants to each Underwriter that:

         (a) Such Selling Stockholder now has, and on the Closing Date and any Option Closing Date will have, valid and marketable title to the Shares to be sold by such Selling Stockholder hereunder, free and clear of any lien, claim, security interest or other encumbrance, including, without limitation, any restriction on transfer, except as otherwise described in the Prospectus.

         (b) Such Selling Stockholder now has, and on the Closing Date and any Option Closing Date will have, full legal right, power and authorization, and any approval required by law, to sell, assign transfer and deliver such Shares in the manner provided in this Agreement, and upon delivery of and payment for such Shares hereunder, the several Underwriters will acquire valid and marketable title to such Shares free and clear of any lien, claim, security interest, or other encumbrance.

         (c) This Agreement and the Custody Agreement have each been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and is the valid and binding agreement of such Selling Stockholder enforceable against such Selling Stockholder in accordance with their respective terms, except that (i) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (ii) the remedy of specific performance and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which the proceedings may be brought and
    (iii) rights to indemnity and contribution hereunder or thereunder may be limited by federal or state securities laws or the public policy underlying such laws.

         (d) Neither the sale of the Shares, the execution and delivery of this Agreement or the Custody Agreement by or on behalf of such Selling Stockholder nor the consummation of the transactions contemplated hereby and thereby by such Selling Stockholder (i) requires any consent, approval, authorization or order of, or filing or registration with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required under the Act or such as may be required under state securities or Blue Sky laws governing the purchase and distribution of the Shares) or (ii) conflicts or will conflict with or constitutes or will constitute a breach of, or default under, or violates or will violate, any agreement, indenture or other instrument to which such Selling Stockholder is a party in his individual capacity or by which such Selling Stockholder is or may be bound or to which any of such Selling Stockholder's property or assets is subject, or any statute, law, rule, regulation, ruling, judgment, injunction, order or decree applicable to such Selling Stockholder in his individual capacity or to any property or assets of such Selling Stockholder.

         (e) The Registration Statement and the Prospectus, insofar as they relate to such Selling Stockholder in his individual capacity, do not and will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

         (f) The representations and warranties of such Selling Stockholder in the Custody Agreement are, and on the Closing Date and any Option Closing Date will be, true and correct.

         (g) Such Selling Stockholder has not taken, directly or indirectly, any action in his individual capacity designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares, except for the lock-up arrangements referred to in the Prospectus.

         (h) Such Selling Stockholder does not have any knowledge or any reason to believe that the Registration Statement or the Prospectus (or any amendment or supplement thereto) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

         (i) Such Selling Stockholder has no reason to believe that the discussion contained under the caption "Principal and Selling Stockholders" contained in the Registration Statement and Prospectus is not true and correct.

         (j) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdic-tion inside or outside of the United States in connection with the purchase and distribution of the Shares by the Underwriters in the manner contemplated herein and in the Prospectus.

         (k) There are no contracts, agreements or understandings between the Selling Stockholders and any person, including the Company, that would give rise to a valid claim against the Selling Stockholder, the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the offerings.

         (l) Such Selling Stockholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares.

         (m) Such Selling Stockholder (i) does not have, or has waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company or any of the other Selling Stockholders to the Underwriters pursuant to this Agreement, (ii) does not have, or has waived prior to the date hereof, any registration right or other similar right to participate in the offering made by the Prospectus, other than such rights of participation as have been satisfied by the participation of such Selling Stockholder in the transactions to which this Agreement relates in accordance with the terms of this Agreement, and (iii) does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, rights, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Prospectus and, in the case of clause (iii) above, other than additional shares of the Company that may be issuable to them pursuant to "working capital adjustments" provisions of Section 5.01 of the Agreement and Plan of Merger, dated as of April 1, 1998 among Nutrition Headquarters, Inc., et al., the Selling Stockholders and the Company.

                   10. Indemnification and Contribution. (a) The Company and each Selling Stockholder, jointly and severally, agree to indemnify and hold harmless each of you and each other Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prepricing Prospectus or in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to such Underwriter furnished in writing to the Company by or on behalf of any Underwriter through you expressly for use in connection therewith; provided, however, that (i) the indemnification contained in this paragraph (a) with respect to any Prepricing Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of the Shares by such Underwriter to any person if a copy of the Prospectus shall not have been delivered or sent to such person within the time required by the Act and the regulations thereunder, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Prepricing Prospectus was corrected in the Prospectus; provided that the Company has delivered the Prospectus to the several Underwriters in requisite quantity on a timely basis to permit such delivery or sending and (ii) the liability of a Selling Stockholder under Sections 9 and 10 shall not exceed an amount equal to the net proceeds received by such Selling Stockholder from the sale hereunder of the Shares sold by such Selling Stockholder to the Underwriters. The foregoing indemnity agreement shall be in addition to any liability which the Company may otherwise have.

                  (b) If any action, suit or proceeding shall be brought against any Underwriter or any person controlling any Underwriter in respect of which indemnity may be sought against the Company or the Selling Stockholders, such Underwriter or such controlling person shall promptly notify the parties against whom indemnification is being sought (the "indemnifying parties"), and such indemnifying parties shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. Such Underwriter or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless
(i) the indemnifying parties have agreed in writing to pay such fees and expenses, (ii) the indemnifying parties have failed to assume the defense and employ counsel, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Underwriter or such controlling person and the indemnifying parties and the Underwriter or such controlling person shall have been advised by its counsel that representation of such indemnified party and any indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the indemnifying party shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Underwriter or such controlling person). It is understood, however, that the indemnifying parties shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such Underwriter and controlling Persons not having actual or potential differing interests with the Underwriter or among themselves, which firm shall be designated in writing by Smith Barney Inc., and that all such fees and expenses shall be reimbursed as they are incurred. The indemnifying parties shall not be liable for any settlement of any such action, suit or proceeding effected without their written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the indemnifying parties agree to indemnify and hold harmless any Underwriter and any such controlling person, to the extent provided in the preceding paragraph, and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

                  (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, the Selling Stockholders, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with respect to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Company, any of its directors, any such officer, the Selling Stockholders, or any such controlling person based on the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Underwriter pursuant to this paragraph
(c), such Underwriter shall have the rights and duties given to the Company by paragraph (b) above (except that if the Company shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at the Underwriter's expense), and the Company, its directors, any such officer, the Selling Stockholders, and any such controlling person shall have the rights and duties given to the Underwriter by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which any Underwriter may otherwise have.

                  (d) If the indemnification provided for in this Section 10 is unavailable to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand from the offering of the Shares, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders on the one hand or by the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (e) The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by a pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 10, (x) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price of the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (y) no Selling Stockholder shall be required to contribute any amount in excess of the amount by which the net proceeds received by such Selling Stockholder from the sale hereunder of the Shares sold by Selling Stockholder to the Underwriters exceeds the aggregate amount which such Selling Stockholder has otherwise been required to pay pursuant to this Section 10. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 10 are several in proportion to the respective numbers of Firm Shares set forth opposite their names in Schedule I hereto (or such numbers of Firm Shares increased as set forth in Section 13 hereof) and not joint.

                  (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

                  (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 10 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and con-tribution agreements contained in this Section 10 and the representations and warranties of the Company and the Selling Stockholders set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company, its directors or officers or the Selling Stockholders or any person controlling the Company, (ii) acceptance of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter or any person controlling any Underwriter, or to the Company, its directors or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 10.

                  11. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase the Firm Shares hereunder are subject to the following conditions:

         (a) If, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, the registration statement or such post-effective amendment shall have become effective not later than 5:30 P.M., New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by you, and all filings, if any, required by Rules 424 and 430A under the Act shall have been timely made; no stop order suspending the effectiveness of the registration statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Company or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the registration statement or the prospectus or otherwise) shall have been complied with to your satisfaction.

         (b) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, that would have a Material Adverse Effect on the Company and the Subsidiaries, taken as a whole, not contemplated by the Prospectus, which in your opinion, as Representatives of the several Underwriters, would materially adversely affect the market for the Shares or (ii) any event or development relating to or involving the Company or any officer or director of the Company or any Selling Stockholder which makes any statement made in the Prospectus untrue or which, in the opinion of the Company and its counsel or the Underwriters and their counsel, requires the making of any addition to or change in the Prospectus in order to state a material fact required by the Act or any law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Prospectus to reflect such event or development would, in your opinion, as Representatives of the Underwriters, materially adversely affect the market for the Shares.

         (c) You shall have received on the Closing Date, an opinion of Michael C. Duban, P.C., counsel for the Company, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, to the effect that:


                  (i)      The Company is a corporation duly
         incorporated and validly existing in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement thereto), and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of the Company's properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a Material Adverse Effect on the Company and the Subsidiaries, taken as a whole);

                  (ii) Each of the Subsidiaries is a corporation duly organized and validly existing in good standing under the laws of the jurisdiction of its organization, with full corporate power and authority to own, lease, and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement thereto); and all the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and are owned by the Company directly, or indirectly through one of the other Subsidiaries, free and clear of any perfected security interest, or, to the best knowledge of such counsel after reasonable inquiry, any other security interest, lien, adverse claim, equity or other encumbrance;

                  (iii) The authorized and outstanding capital stock of the Company is as set forth under the caption "Capitalization" in the Prospectus; and the authorized capital stock of the Company conforms in all material respects as to legal matters to the description thereof contained in the Prospectus under the caption "Description of Capital Stock";

                  (iv)     All the shares of capital stock of the
         Company outstanding prior to the issuance of the Shares have been duly authorized and validly issued, and are fully paid and nonassessable;

                  (v) The Shares have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and free of any preemptive rights or, to the best knowledge of such counsel after reasonable inquiry, similar rights that entitle or will entitle any person to acquire any Shares upon the issuance thereof by the Company;

                  (vi) The form of certificates for the Shares conforms to the requirements of the Delaware General
         Corporation Law;

                  (vii)    The Registration Statement and all
         post-effective amendments, if any, have become effective under the Act and, to the best knowledge of such counsel, after reasonable inquiry, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending before or contemplated by the Commission; and any required filing of the Prospectus pursuant to Rule 424(b) has been made in accordance with Rule 424(b);

                  (viii) The Company has corporate power and authority to enter into this Agreement and to issue, sell and deliver the Shares to be sold by it to the Underwriters as provided herein, and this Agreement has been duly authorized, executed and delivered by the Company and is a valid, legal and binding agreement of the Company;

                  (ix)     Neither the Company nor any of the
         Subsidiaries is (i) in violation of its respective certificate or articles of incorporation or bylaws, or (ii) to the best knowledge of such counsel after reasonable inquiry, is in default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note or other evidence of indebtedness, except as may be disclosed in the Prospectus or where any such default or defaults in the aggregate would not have Material Adverse Effect;

                  (x) Neither the offer, sale or delivery of the Shares, the execution, delivery or performance of this Agreement, compliance by the Company with the provisions of this Agreement nor consummation by the Company of the transactions contemplated by this Agreement conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate or articles of incorporation or bylaws of the Company or any of the Subsidiaries or any material agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties is bound that is an exhibit to the Registration Statement or to any Incorporated Document, or is known to such counsel after reasonable inquiry, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries, nor will any such action result in any violation of any existing law, regulation, ruling (assuming compliance with all applicable state securities and Blue Sky laws), judgment, injunction, order or decree known to such counsel after reasonable inquiry, applicable to the Company, the Subsidiaries or any of their respective properties, which violation would have a Material Adverse Effect;

                  (xi) No consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency, or official is required on the part of the Company (except as have been obtained under the Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act") or such as may be required under state securities or Blue Sky laws governing the purchase and distribution of the Shares) for the valid issuance and sale of the Shares to the Underwriters as contemplated by the Underwriting Agreement;

                  (xii) The Registration Statement and the Prospectus and any supplements or amendments thereto (except for the financial statements and the notes thereto and the schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion) comply as to form in all material respects with the requirements of the Act; and each of the Incorporated Documents (except for the financial statements and the notes thereto and the schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion) complies as to form in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder;

                  (xiii) To the knowledge of such counsel, after reasonable inquiry, (A) other than as described or contemplated in the Prospectus (or any supplement thereto), there are no legal or governmental proceedings pending or threatened against the Company or any of the Subsidiaries, or to which the Company or any of the Subsidiaries, or any of their property, is subject, which are required to be described in the Registration Statement or Prospectus (or any amendment or supplement thereto) and (B) there are no agreements, contracts, indentures, leases or other instruments, that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or to be filed as an exhibit to the Registration Statement or any Incorporated Document that are not described or filed as required, as the case may be;

                  (xiv) To the knowledge of such counsel, after reasonable inquiry, neither the Company nor any of the Subsidiaries is in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Subsidiaries or of any decree of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries which violation, individually or in the aggregate, would have a Material Adverse Effect;

                  (xv) The statements in the Registration Statement and Prospectus, insofar as they are descriptions of contracts, agreements or other legal documents, or refer to statements of law or legal conclusions, are accurate and present fairly the information required to be shown;

                    Such opinion shall also state that, although counsel has not undertaken, except as otherwise indicated in their opinion, to determine independently, and does not assume any responsibility for, the accuracy or completeness of the statements in the Registration Statement, such counsel has participated in the preparation of the Registration Statement and the Prospectus, including review and discussion of the contents thereof with officers and other officials of the Company, representatives of the Independent Public Accountants for the Company and your representatives, at which meetings the contents of the Registration Statement and the Prospectus and related matters were discussed (including review and discussion of the contents of all Incorporated Documents), and nothing has come to the attention of such counsel that has caused them to believe that the Registration Statement (including the Incorporated Documents) at the time the Registration Statement became effective, or the Prospectus, as of its date and as of the Closing Date or the Option Closing Date, as the case may be, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that any amendment or supplement to the Prospectus, as of its respective date, and as of the Closing Date or the Option Closing Date, as the case may be, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and the notes thereto and the schedules and other financial and statistical data included in the Registration Statement or the Prospectus or any Incorporated Document).

                    In rendering their opinion as aforesaid, counsel may rely upon an opinion or opinions, each dated the Closing Date, of other counsel retained by them or the Company as to laws of any jurisdiction other than the United States or the States of New York or Delaware, provided that (1) each such local counsel is acceptable to the Representatives, (2) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to the Representatives and is, in form and substance satisfactory to them and their counsel, and (3) counsel shall state in their opinion that they believe that they and the Underwriters are justified in relying thereon.

         (d) You shall receive on the Closing Date an opinion of Herrick, Feinstein LLP, counsel for the Selling Stockholders, dated the Closing Date and addressed to you, as Representatives of the Underwriters, to the effect that:

                  (i) The Underwriting Agreement has been duly authorized, executed and delivered by or on behalf of each of the Selling Stockholders;

                  (ii) Each Selling Stockholder has full legal right, power and authority to sell, assign, transfer and deliver the Shares which such Selling Stockholder has agreed to sell pursuant to the Underwriting Agreement, and when delivered to and paid for by the Underwriters in accordance with the terms thereof, assuming the Underwriters have no knowledge of any ad-verse claim, the Underwriters will own such Shares free and clear of all security interests, liens, encumbrances or claims of any person;

                  (iii)    The execution and delivery of the
         Underwriting Agreement by the Selling Stockholders and the consummation by them in their individual capacities of the transactions contemplated hereby, to the knowledge of such counsel, will not conflict with, violate, result in a breach of or constitute a default under the terms or provisions of any material agreement, indenture, mortgage or other instrument known to such counsel to which a Selling Stockholder is a party in his individual capacity or by which he or any of his assets or property is bound, or any material court order or decree or any material law, rule, or regulation applicable to a Selling Stockholder in his individual capacity or to any of the property or assets of a Selling Stockholder.

                  (iv)     The Custody Agreement has been duly
         authorized, executed and delivered by or on behalf of each of the Selling Stockholders and is a valid and binding agreement of each Selling Stockholder enforceable against each Selling Stockholder in accordance with its terms except that (i) enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally,
         (ii) the remedy of specific performance and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which the proceedings may be brought and (iii) rights to indemnity and contribution thereunder may be limited by Federal or state securities laws or the public policy underlying such laws.

                    Such opinion shall also state that, although counsel has not undertaken, except as otherwise indicated in their opinion, to determine independently, and does not assume any responsibility for, the accuracy or completeness of the statements in the Registration Statement, such counsel has reviewed the information contained or incorporated by reference in the Registration Statement and the Prospectus, including review and discussion of the contents thereof, and nothing has come to the attention of such counsel that has caused them to believe that the Registration Statement (including the Incorporated Documents) at the time the Registration Statement became effective, or the Prospectus, as of its date and as of the Closing Date or the Option Closing Date, as the case may be, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, solely insofar as any such misstatement or omission relates to each Selling Stockholder, in his or its individual capacity, or that any amendment or supplement to the Prospectus, as of its respective date, and as of the Closing Date or the Option Closing Date, as the case may be, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, solely insofar as any such misstatement or omission relates to each Selling Stockholder, in his or its individual capacity, (it being understood that such counsel need express no opinion with respect to the Company or the financial statements and the notes thereto and the schedules and other financial and statistical data included in the Registration Statement or the Prospectus or any Incorporated Document).

          (e) You shall have received on the Closing Date an opinion of Cahill Gordon & Reindel, counsel for the Underwriters, dated the Closing Date and addressed to you, as Representatives of the Underwriters, with respect to the matters referred to in clauses (v), (vii), (viii), (xii) and the penultimate paragraph of the foregoing paragraph (c) and such other related matters as you may request.

          (f) You shall have received letters addressed to you, as Representatives of the Underwriters, and dated the date hereof and the Closing Date, from Coopers & Lybrand, L.L.P, independent certified public accountants, substantially in the forms heretofore approved by you.

          (g) (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated by the Commission at or prior to the Closing Date; (ii) there shall not have been any change in the capital stock of the Company nor any material increase in the short-term or long-term debt of the Company (other than in the ordinary course of business) from that set forth or contemplated in the Registration Statement or the Prospectus (or any amendment or Supplement thereto); (iii) there shall not have been, since the respective dates as of which information is given in the Registration Statement and the Prospectus (or any amendment or Supplement thereto), except as otherwise be stated in the Registration Statement and Prospectus (or any amendment or supplement thereto), any material adverse change in the condition (financial or other) , business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole; (iv) the Company and the Subsidiaries shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Company and the Subsidiaries, taken as a whole, other than those reflected in the Registration Statement or the Prospectus (or any amendment or supplement thereto); and (v) all the representations and warranties of the Company contained in this Agreement shall be true and correct on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date, and you shall have received a certificate, dated the Closing Date and signed by the chief executive officer and the chief financial officer of the Company (or such other officers as are acceptable to you), to the effect set forth in this Section 11(g) and in Section 11(h) hereof.

          (h) The Company shall not have failed at or prior to the Closing Date to have performed or complied with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

          (i) All the representations and warranties of each Selling Stockholder contained in this Agreement and in the Custody Agreement shall be true and correct on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date, and you shall have received a certificate, dated the Closing Date and signed by such Selling Stockholder to the effect set forth in this Section 11(i) and in Section 11(j) hereof.

          (j) The Selling Stockholders shall not have failed at or prior to the Closing Date to have performed or complied with any of their agreements contained herein and required to be performed or complied with by them at or prior to the Closing Date.

          (k) Prior to the Closing Date the Shares which the Company agrees to sell pursuant to this Agreement shall have been approved for inclusion on the NASDAQ National Market.

          (l) At the Execution Time, unless otherwise agreed to in writing by the Representatives, the Company shall have furnished to the Representatives "lock-up" letters signed by each of its current officers and directors of the Company and by the Selling Stockholders addressed to the Representatives, in which each such person agreed that, until such date which is (a) 270 days after the Closing Date if such person is a Selling Stockholder or (b) 120 days after the Closing Date in the case of the current officers and directors of the Company, without the prior written consent of Smith Barney Inc., as Representative to the Underwriters, such person will not, directly or indirectly, offer, sell, contract to sell, grant any option or warrant for the sale of, register, loan, pledge, grant any rights with respect to, or otherwise transfer or dispose of any shares of capital stock of the Company or securities convertible into or exchangeable or exercisable for, or any rights to purchase or acquire, such shares of capital stock, including, without limitation, Common Stock which now or hereafter may be deemed to be beneficially owned by such person, subject to certain exceptions set forth therein.

          (m) The Company and each of the Selling Stockholders shall have furnished or caused to be furnished to you such further certificates and documents as you shall have requested.

                  All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you and the Underwriters' counsel.

                  Any certificate or document signed by any officer of the Company or a Selling Stockholder and delivered to you, as Representatives of the Underwriters or to counsel for the Underwriters shall be deemed a representation and warranty by the Company or such Selling Stockholder, as the case may be, to each Underwriter as to the statements made therein.

                  The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the satisfaction on and as of any Option Closing Date of the conditions set forth in this Section 11, except that, if any Option Closing Date is other than the Closing Date, the certificates, opinions and letters referred to in paragraphs (c) through (i) shall be dated the Option Closing Date in question and the opinions called for by paragraphs (c), (d) and (e) shall be revised to reflect the sale of Additional Shares.

                   12. Expenses. The Company agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by its and the Selling Stockholders' obligations hereunder: (i) the preparation, printing or reproduction, and filing with the Commission of the registration statement (including financial statements and exhibits thereto), each Prepricing Prospectus, the Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the registration statement, each Prepricing Prospectus, the Prospectus, the Incorporated Documents, and all amendments or supplements to any of them, as may be requested for use in connection with the offering and sale of the Shares;
(iii) the preparation, printing, authentication, issuance and delivery of certificates for the Shares, including any stamp taxes in connection with the original issuance and sale of the Shares; (iv) the printing (or reproduction) and delivery of this Agreement, the preliminary and supplemental Blue Sky Memoranda and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Shares; (v) the listing of the Shares on the NASDAQ National Market; (vi) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 6(g) hereof (including the reasonable fees, expenses and disbursements of counsel for the Underwriters relating to the preparation, printing or reproduction, and delivery of the preliminary and supplemental Blue Sky Memoranda and such registration and qualification); (vii) the filing fees and the fees and expenses of counsel for the Underwriters in connection with any filings required to be made with the National Association of Securities Dealers, Inc.; (viii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Shares; and (ix) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company and the Selling Stockholders.

                   The provisions of this Section 12 shall not affect, as between the Company and the Selling Stockholders, any agreement between them regarding allocation of expenses to be paid by them hereunder.

                   13. Effective Date of Agreement. This Agreement shall become effective: (i) upon the execution and delivery hereof by the parties hereto; or
(ii) if, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, when notification of the effectiveness of the registration statement or such post-effective amendment has been released by the Commission. Until such time as this Agreement shall have become effective, it may be terminated by the Company, by notifying you and the Selling Stockholders, by the Selling Stockholders, by notifying you and the Company, or by you, as Representatives of the several Underwriters, by notifying the Company and the Selling Stockholders.

                   If any one or more of the Underwriters shall fail or refuse to purchase Shares which it or they are obligated to purchase hereunder on the Closing Date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters are obligated but fail or refuse to purchase is not more than one-tenth of the aggregate number of Shares which the Underwriters are obligated to purchase on the Closing Date, each non-defaulting Underwriter shall be obligated, severally, in the proportion which the number of Firm Shares set forth opposite its name in Schedule I hereto bears to the aggregate number of Firm Shares set forth opposite the names of all non-defaulting Underwriters or in such other proportion as you may specify in accordance with Section 20 of the Master Agreement Among Underwriters of Smith Barney Inc., to purchase the Shares which such defaulting Underwriter or Underwriters are obligated, but fail or refuse, to purchase. If any one or more of the Underwriters shall fail or refuse to purchase Shares which it or they are obligated to purchase on the Closing Date and the aggregate number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares which the Underwriters are obligated to purchase on the Closing Date and arrangements satisfactory to you, the Selling Stockholders and the Company for the purchase of such Shares by one or more non-defaulting Underwriters or other party or parties approved by you, the Selling Stockholders and the Company are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Selling Stockholders or the Company. In any such case which does not result in termination of this Agreement, either you the Selling Stockholders or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any such default of any such Underwriter under this Agreement. The term "Underwriter" as used in this Agreement includes, for all purposes of this Agreement, any party not listed in
Schedule I hereto who, with your approval and the approval of the Company and the Selling Stockholders, purchases Shares which a defaulting Underwriter is obligated, but fails or refuses, to purchase.

                   Any notice under this Section 13 may be given by telecopy or telephone but shall be subsequently confirmed by letter.

                   14. Termination of Agreement. This Agreement shall be subject to termination in your absolute discretion, without liability on the part of any Underwriter to the Company or the Selling Stockholders, by notice to the Company and to the Selling Stockholders, if prior to the Closing Date or any Option Closing Date (if different from the Closing Date and then only as to the Additional Shares), as the case may be, (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York shall have been declared by either federal or state authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable or inadvisable to commence or continue the offering of the Shares at the offering price to the public set forth on the cover page of the Prospectus or to enforce contracts for the resale of the Shares by the Underwriters. Notice of such termination may be given to the Company and to the Selling Stockholders by telecopy or telephone and shall be subsequently confirmed by letter.

                   15. Information Furnished by the Underwriters. The statements set forth in the last paragraph on the cover page, the stabilization legend on the inside cover page, and the statements under the caption "Underwriting" in any Prepricing Prospectus and in the Prospectus, constitute the only information furnished by or on behalf of the Underwriters through you as such information is referred to in Sections 8(b) and 10 hereof.

                   16. Miscellaneous. Except as otherwise provided in Sections 6, 13 and 14 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Company, at the office of the Company at 90 Orville Drive, Bohemia, New York 11716, Attention: Harvey Kamil; or (ii) if to a Selling Stockholder, c/o Herrick, Feinstein, 2 Park Avenue, New York, New York 10016, Attention: Michael Heitner, or (iii) if to you, as Representatives of the several Underwriters, c/o Smith Barney Inc., 388 Greenwich Street, New York, New York 10013, Attention: Manager, Investment Banking Division.

                   This Agreement has been and is made solely for the benefit of the several Underwriters, the Selling Stockholders, the Company, its directors and officers, and the other controlling Persons referred to in Section 11 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from any Underwriter of any of the Shares in his status as such purchaser.

                   17. Applicable Law; Counterparts. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

                   This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

                   Please confirm that the foregoing correctly sets forth the agreement among the Company, the Selling Stockholders and the Underwriters.



                                                     Very truly yours,

                                                     NBTY, INC.

                                                     By:_______________________
                                                        Name:
                                                        Title:

                                                     MICHAEL C. SLADE

                                                     ---------------------------
                                                     ABRAHAM FELDMAN TRUST F/B/O
                                                     RUTH SLADE

                                                     By:_______________________
                                                        Name:
                                                        Title:

                                                     ABRAHAM FELDMAN TRUST F/B/O
                                                     STEVEN LENGER

                                                     By:_______________________
                                                        Name:
                                                        Title:

Confirmed as of the date first
above mentioned on behalf of
themselves and the several
Underwriters named in Schedule I
hereto.

SMITH BARNEY INC.
LEHMAN BROTHERS INC.
ADAMS, HARKNESS & HILL, INC.
RAYMOND JAMES & ASSOCIATES, INC.
PIPER JAFFRAY INC.
As Representatives of the
several Underwriters
By:  Smith Barney Inc.


By: _______________________
    Name:
    Title:

                                                                      SCHEDULE I

                             UNDERWRITERS

                                                                   Number of
Underwriters                                                      Firm Shares
------------                                                      -----------
SMITH BARNEY INC.............................................      1,720,000

LEHMAN BROTHERS INC..........................................      1,720,000

ADAMS, HARKNESS & HILL, INC..................................      1,720,000

RAYMOND JAMES & ASSOCIATES, INC..............................      1,720,000

PIPER JAFFRAY INC............................................      1,720,000
                                                                  -----------
Total                                                              8,600,000
                                                                  ===========

                                                                     SCHEDULE II

                         SELLING STOCKHOLDERS

                                                                    Number of
Name                                                               Firm Shares
----                                                               -----------
MICHAEL C. SLADE                                                    2,100,000

ABRAHAM FELDMAN TRUST F/B/O RUTH SLADE                              1,750,000

ABRAHAM FELDMAN TRUST F/B/O STEVEN LENGER                           1,750,000
                                                                   -----------
Total                                                               5,600,000
                                                                   ===========